SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
JUNE  3, 2002

CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-15327	58-1642740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 TECHNOLOGY PARKWAY
NORCROSS, GEORGIA 30092
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 368-9500

Item 5.     Other Events

CytRx Corporation has been collaborating with a consortium of pediatric hematology centers, led by Johns Hopkins University School of Medicine, to design a follow-up Phase III trial to further investigate FLOCOR in children with sickle cell crisis. In October 2001, Johns Hopkins University School of Medicine, in cooperation with the Maryland Medical Research Institute, submitted grant applications to the National Heart, Lung and Blood Institute (“NHLBI”) of the National Institutes of Health for financial support of the trial. On June 3, 2002, CytRx was informed the grant to fund the Phase III trial to further investigate FLOCOR was not approved.

CytRx plans to meet with representatives of Johns Hopkins University School of Medicine and CytRx’s technical advisers to discuss a possible resubmission of the grant application for consideration by the NHLBI during its next grant review cycle. There is, however, no guarantee that such a submission will occur. Further, even if the grant application is resubmitted, there can be no assurance that CytRx will be awarded any grant, or that, if awarded, such grant will provide adequate funding to complete the required testing and development. The additional studies would take approximately three years to complete patient enrollment, which would not begin until a grant is awarded. Regardless of whether any grant is awarded, CytRx will have to raise additional capital in order to complete the required testing and development of FLOCOR in the sickle cell area. If CytRx is unable to raise such capital and/or unable to secure the grants discussed above, further development of FLOCOR may have to cease.

“SAFE HABOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

From time to time, CytRx makes oral and written statements that may constitute “forward looking statements” (rather than historical facts) as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E or the Securities Exchange Act of 1934, as amended. CytRx desires to take advantage of the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995 for forward looking statements made from time to time, including, but not limited to, the forward looking statements made in this Current Report on Form 8-K, as well as those made in other filings with the SEC. Forward looking statements can be identified by the use of forward looking terminology such as “may”, “will”, “expect”, “anticipate”, “estimate”, “believe”, “continue”, or other similar words. Such forward looking statements are based on management’s current plans and expectations and are subject to risks, uncertainties and changes in plans that could cause actual results to differ materially from those described in the forward looking statements. In the preparation of this Current Report on Form 8-K, where such forward looking statements appear, CytRx has sought to accompany such statements with meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those described in the forward looking statements. CytRx does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in expectations or any changes in events, conditions or circumstances on which any forward looking statement is based.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

By:	/s/ Mark W. Reynolds
Mark W. Reynolds, Vice President, Finance

Date: June 6, 2002

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